                                                                 EXHIBIT 10.1(7)


                      SIXTH AMENDMENT TO CREDIT AGREEMENT


     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (the "Sixth Amendment") is made and dated as of the 28th day of March, 1997 by and among CHART HOUSE, INC. (the "Company"), CHART HOUSE ENTERPRISES, INC. (the "Parent"), BIG WAVE, INC., formerly known as Islands Restaurants, Inc. ("Big Wave") (the Parent and Big Wave being sometimes referred to, collectively and severally, as the "Guarantors"), SANWA BANK CALIFORNIA ("Sanwa"), THE FIRST NATIONAL BANK OF BOSTON ("Bank of Boston") and THE SUMITOMO BANK OF CALIFORNIA ("Sumitomo") (Sanwa, Bank of Boston and Sumitomo acting in their capacities as "Banks" under the Credit Agreement described more particularly below being referred to, collectively and severally, as the "Banks") and SANWA, acting in its capacity as the successor Agent under the Credit Agreement and the successor Security Agent under the Big Wave Security Agreement described more particularly below (in such capacities, the "Agent" and the "Security Agent," as applicable).

                                    RECITALS

     A. Pursuant to that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 17, 1993 by and among the Company, the Guarantors, Paradise Bakery, Inc., the Banks party thereto and Bank of Boston as the original "Agent" thereunder (as amended from time to time, including, without limitation, pursuant to that certain Consent to Disposition and Agreement for Substitution of Collateral, dated as of May 30, 1996 (the "Consent Agreement") and that certain waiver and amendment letter dated August 14, 1996, as so amended, the "Credit Agreement," and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement) the Banks agreed to extend credit to the Company on the terms and subject to the conditions set forth therein, including, without limitation, that the obligations of the Company thereunder be guaranteed by Big Wave.

     B. The Company, the Agent and the Lenders have agreed to amend the Credit Agreement in certain respects as set forth more particularly herein.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   AGREEMENT

     1.  Extension of Maturity Date.  To reflect the agreement of the Banks to
         --------------------------
extend the term of the Credit Agreement, effective as of the Effective Date (as defined in Paragraph 6 below), the definition of the term "Maturity Date" set forth in Section 1 of the Credit Agreement is hereby amended to read in its entirety as follows:
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         "Maturity Date.  April 1, 1998, as such date may be extended by
          -------------
     written agreement of the Agent and one hundred percent (100%) of the Banks."

     2.  Modification of Availability.  To reflect the agreement of the parties
         ----------------------------
hereto to reduce the commitment of the Banks to advance Revolving Loans and to issue Letters of Credit under the Credit Agreement, effective as of the Effective Date:

         (a) The definition of the term "Revolving Credit Commitment Amount" set forth in Section 1 of the Credit Agreement is hereby amended to read in its entirety as follows:

             "Revolving Credit Commitment Amount. At any date of determination,
              ----------------------------------
         $20,400,000, as such amount is reduced pursuant to (S)2.2 and
         (S)6.4 hereof."

         (b) Section 2.2 of the Credit Agreement is hereby amended to add a new subparagraph (c) thereto to read in its entirety as follows:

            "(c) The Revolving Credit Commitment Amount is subject to mandatory reduction upon any principal payment made on account of the 6.69% Notes or the 10.40% Notes from and after March 27, 1997 (other than the principal payments made on account of the January 2, 1997 payment and the July 24, 1997 payment thereon) in a pro rata dollar amount."

         (c) The definition of the term "Letter of Credit Commitment Amount" set forth in Section 1 of the Credit Agreement is hereby amended to read in its entirety as follows:

             "Letter of Credit Commitment Amount.  $3,000,000."
              ----------------------------------

     3.  Modification of Certain Financial and Other Covenants.  To reflect the
         -----------------------------------------------------
agreement of the parties hereto to modify certain of the financial and other covenants contained in the Credit Agreement, effective as of the Effective Date the Credit Agreement is hereby amended as follows:

         (a) Section 11.6 is hereby amended to read in its entirety as follows:

             "(S)11.6   Ratio of Consolidated Total Liabilities to Consolidated
                        -------------------------------------------------------
     Tangible Net Worth.  The Company will not permit the ratio of Consolidated
     -------------------
     Total Liabilities to Consolidated Tangible Net Worth to exceed 1.25:1 at any time."

         (b) Section 11.7 is hereby amended to read in its entirety as follows:

            "(S)11.7  Minimum EBITDA.  The Company will not permit
                      --------------

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     EBITDA of the Company and its consolidated Subsidiaries to be less than:

         For the Fiscal Quarter Ending:      Required EBITDA
         ------------------------------      ---------------

               December 31, 1996               $2,400,000

               March 31, 1997                  $2,400,000

               June 30, 1997                   $3,800,000

               September 30, 1997              $4,400,000

               December 31, 1997               $2,600,000

               March 31, 1998                  $2,700,000.

     For purposes of this (S)11.7 the term `EBITDA' shall mean for each fiscal quarter the sum of (a) net income (or net loss), including, without limitation, interest income on the Florida Note and the CA/AZ Note (as those terms are defined in that certain Consent to Disposition and Agreement for Substitution of Collateral dated May 14, 1996), plus (b) all amounts treated as expenses for interest, amortization, depreciation, taxes (to the extent included in the determination of net income or net loss), and other non-cash charges for such fiscal quarter."

         (c) Section 11.8 is hereby amended to read in its entirety as follows:

             "(S)11.8   Capital Expenditures.  The Company will not:  (a) make
                        ---------------------
     capital expenditures for any purpose other than maintenance and repair of existing properties and assets and for improvements, or (b) permit the aggregate capital expenditures of the Parent and its Subsidiaries, determined on a consolidated basis, in accordance with generally accepted accounting principles (but exclusive of expenditures in respect of Capitalized Leases), to exceed $12,000,000 in the 1996 calendar year, $7,000,000 in the 1997 calendar year or $2,000,000 for the first calendar quarter of 1998."

     4.  Reaffirmation of Loan Documents.  Each of the Company and each of the
         -------------------------------
Guarantors hereby affirms and agrees that (a) the execution and delivery by such Persons of, and the performance of their respective obligations under, this Sixth Amendment shall not in any way amend, impair, invalidate or otherwise affect any of such Person's obligations or the rights, remedies and powers of the Agent and the Lenders under the Loan Documents, including, without limitation, the Security Documents, as the same are amended hereby, and (b) all Loan Documents remain in full force and effect.

     5.  Representations and Warranties.  Each of the Company, the Parent and
         ------------------------------
Big Wave hereby, severally and independently as to itself only, represents and warrants that at the date hereof and at and as of the Effective Date:

     (a) Except to the extent such were by their terms made solely as of a prior date, the representations and warranties of such party contained in the Loan Documents are accurate and complete in all material respects.

     (b) The execution and delivery by such party of this Sixth Amendment and the performance by such party of its obligations hereunder are within the corporate power of such party, have been (or as of the Effective Date will be) duly authorized by all necessary corporate action and do not and will not (1) contravene any provision of such party's charter, other incorporation papers, by-laws or any stock provisions, or any amendment thereof, (2) conflict with, or result in a breach of any material term, condition or provision of, or constitute a default under or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of the property of any of such parties under any agreement, deed of trust, indenture, mortgage or other instrument to such party is a party or by which any of its properties are bound, (3) violate or contravene any provision of any law, regulation, order, ruling or interpretation thereunder or any decree, order or judgment of any court or governmental or regulatory authority, bureau, agency or official,
(4) require any waiver, consent or approval of any Person other than such as have been obtained and copies of which have been provided to the Agent and the Security Agent, or (5) require any approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency under any provision of law, except those actions which have been taken or will be taken prior to the Effective Date.

     (c) This Sixth Amendment constitutes the legal, valid and binding obligations of such party enforceable against such party in accordance with their respective terms.

     (d) No Default or Event of Default has occurred or is continuing (other than Events of Default which are waived hereunder) or will occur as a result of
(1) the execution and delivery of this Sixth Amendment, or (2) the consummation of the transactions contemplated hereby.

     6.    Effective Date.  This Sixth Amendment shall be effective upon the
           --------------
date (the "Effective Date") upon which there shall have been delivered to the Agent, in form and substance satisfactory to the Agent, the Security Agent and the Banks, each of the following:

     (a) A copy or counterpart copies of this Sixth Amendment, duly executed by each of the parties hereto, including without limitation, Metropolitan Life Insurance Company ("Metropolitan");

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

         (b) Evidence satisfactory to the Agent and the Banks that Metropolitan has entered into an amendment of the Note Purchase Agreements (as defined in the Consent Agreement) with the Company, which amendment shall be in form and substance acceptable to the Agent and the Banks and which amendment shall require the prepayment immediately following the Effective Date hereunder of (1) the January 2, 1997 principal payment on account of the 6.69% Notes, and (2) the prepayment of the July 24, 1997 principal payment on account of the 10.40% Notes (each of which payments were previously deferred pursuant to the Fifth Amendment to the Credit Agreement until October 1, 1997);

         (c) Evidence satisfactory to the Agent and the Banks that Metropolitan has not received and will not receive any compensation for the amendment referred to above (other than the payments of principal required thereunder), by way of amendment fee or otherwise, or if in fact Metropolitan has received or will receive such compensation, an equivalent payment is made to the Agent and the Banks;

         (d) Evidence satisfactory to the Agent and the Banks that the aggregate Maximum Drawing Amount of Letters of Credit outstanding under the Credit Agreement on the Effective Date does not exceed the Letter of Credit Commitment as reduced pursuant hereto on such date, such evidence to include the written agreement of beneficiaries under such Letters of Credit to the amendment of Letters of Credit held by them to reduce the amount available for drawing thereunder; and

         (e) From each of Big Wave, the Company and the Parent, certified copies of such corporate resolutions and authorizations as the Agent may reasonably request.

In the event the Effective Date shall not have occurred on or before March 31, 1997, then this Sixth Amendment shall, at the election of the Majority Banks, as evidenced by written notice of such election delivered by the Agent to the Company, terminate and be of no further force or effect.

     7.  Survival.  The representations and warranties, covenants and
         --------
agreements of the Company, the Parent and Big Wave set forth herein shall survive the Effective Date.

     8.  Captions.  Paragraph or other headings contained in this Sixth
         --------
Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Sixth Amendment.

     9.  Governing Law.  This Sixth Amendment shall be governed by and
         -------------
construed in accordance with the laws of the State of California.

    10.  Expenses.  The Company shall pay upon demand all costs and expenses,
         --------
including, without limitation, legal fees of Morrison & Foerster, special counsel

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

to the Agent, in connection with the transactions contemplated hereby as are required to be paid by the Company pursuant to Section 15 of the Credit Agreement.

     11.  Counterparts.  This Sixth Amendment may be executed in counterparts
          ------------
and such counterparts shall, when taken together, constitute one and the same agreement.

          EXECUTED as of the day and year first above written.

                         The Company:
                         ------------

                         CHART HOUSE, INC.

                         By: /s/ WILLIAM R. KUNTZ, JR.
                             ------------------------------------

                         Name: William R. Kuntz, Jr.
                              -----------------------------------

                         Title: Executive Vice President
                               ----------------------------------


                         The Guarantors:
                         ---------------

                         CHART HOUSE ENTERPRISES, INC.

                         By: /s/ WILLIAM R. KUNTZ, JR.
                             ------------------------------------

                         Name: William R. Kuntz, Jr.
                               ----------------------------------

                         Title: Executive Vice President
                                ---------------------------------


                         BIG WAVE, INC.

                         By: /s/ WILLIAM R. KUNTZ, JR.
                            -------------------------------------

                         Name: William R. Kuntz, Jr.
                               ----------------------------------

                         Title: President
                                ---------------------------------

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

                         The Agent and Security Agent:
                         -----------------------------

                         SANWA BANK CALIFORNIA


                         By: /s/ DAVID L. BEALL
                            --------------------------------------

                         Name: David L. Beall
                              ------------------------------------

                         Title: Vice President
                               -----------------------------------

                         The Banks:
                         ----------

                         SANWA BANK CALIFORNIA


                         By: /s/ DAVID L. BEALL
                             -------------------------------------

                         Name: David L. Beall
                              ------------------------------------

                         Title: Vice President
                                ----------------------------------


                         THE FIRST NATIONAL BANK OF BOSTON


                         By: /s/ THOMAS F. FARLEY, JR.
                            --------------------------------------

                         Name: Thomas F. Farley, Jr.
                              ------------------------------------

                         Title: Director
                               -----------------------------------


                         THE SUMITOMO BANK OF CALIFORNIA


                         By: /s/ MATTHEW R. VAN STEENHUYSE
                            --------------------------------------

                         Name: Matthew R. Van Steenhuyse
                              ------------------------------------

                         Title: Vice President
                                ----------------------------------

ACKNOWLEGED AND AGREED TO

this 28 day of March, 1997

METROPOLITAN LIFE INSURANCE
COMPANY


By: /s/ JACQUELINE D. JENKINS
   ---------------------------------

Name: Jacqueline D. Jenkins
     -------------------------------

Title: Vice President
      ------------------------------

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